Exhibit 10.1

                                                                [Execution copy]

                                 AMENDMENT NO. 5

                  AMENDMENT NO. 5 dated as of October 2, 2003 between BE AEROSPACE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), each of the lenders that is a signatory hereto under the caption "LENDERS" on the signature pages hereto (individually a "Lender" and collectively the "Lenders") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank) as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent") under the Credit Agreement referred to below.

                  The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of August 21, 2001 (as heretofore amended, the "Credit Agreement"). The Borrower, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the conditions set forth in Section 6 hereof, Section 6.01 of the Credit Agreement shall be amended by adding a new paragraph (h) therein and by relettering the existing paragraphs (h) and (i) as paragraphs (i) and (j):

                  "(h) unsecured Indebtedness of the Borrower (and of its Subsidiaries in respect of any Guarantees thereof) of up to $150,000,000 aggregate principal amount of its senior notes due 2010 to be issued on or about October 8, 2003 (but not in any event later than October 31, 2003);"

                  Section 3. Reduction of Aggregate Revolving Credit Commitments. Upon the effectiveness of the amendment to the Credit Agreement provided for in Section 2 of this Amendment No. 5, the aggregate amount of the Revolving Credit Commitments of the Lenders shall be reduced, on a ratable basis as provided in Section 2.07(d) of the Credit Agreement, to $50,000,000, such reduction to occur automatically, and without delivery of any notice, as would otherwise be required under Section 2.07 of the Credit Agreement.

                  Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article III of the Credit Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to be made as of a specific date, as of such specific date) and as if each reference in said Article III to "this Agreement" included reference to this Amendment No. 5.


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                  Section 5. Condition Precedent. The effectiveness of the
amendments to the Credit Agreement set forth in Section 2 hereof shall be subject to the satisfaction of the following conditions precedent:

                  (a) Execution. The Administrative Agent shall have received counterparts of this Amendment No. 5, duly executed and delivered by the Borrower, the Required Lenders and the Administrative Agent.

                  (b) Issuance of the Senior Notes. The Borrower shall have issued the senior notes referred to in Section 6.01(h) of the Credit Agreement (as such Section is amended hereby) for aggregate consideration of not less than $100,000,000 and applied the proceeds thereof (to the extent necessary) to the prepayment of the outstanding Revolving Credit Loans in accordance with the provisions of Section 2.09(a) of the Credit Agreement (and, in that connection, the Administrative Agent hereby waives the requirement of prior notice to such prepayment set forth in Section 2.09(c) of the Credit Agreement).

                  (c) Other Documents. The Administrative Agent shall have received such other documents as it, or special New York counsel to Administrative Agent, shall have reasonably requested.

                  Section 6. Miscellaneous. Except as expressly provided herein, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. This Amendment No. 5 shall be governed by, and construed in accordance with, the law of the State of New York.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 5 to be duly executed as of the day and year first above written.

                                         BE AEROSPACE, INC.


                                         By  Thomas P. McCaffrey
                                            ------------------------------------
                                            Name:   Thomas P. McCaffrey
                                            Title:  Corporate Senior Vice
                                                    President of Administration
                                                    and Chief Financial Officer


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                                         LENDERS

                                         JPMORGAN CHASE BANK (formerly known
                                           as The Chase Manhattan Bank)


                                         By /s/ Matthew H. Massie
                                            ------------------------------------
                                            Name:   Matthew H. Massie
                                            Title:  Managing Director




                                         BANK OF AMERICA, N.A.


                                         By
                                            ------------------------------------
                                            Name:
                                            Title:



                                         CREDIT SUISSE FIRST BOSTON, acting
                                          through its Cayman Islands Branch


                                         By /s/ Jay Chall
                                            ------------------------------------
                                            Name:   Jay Chall
                                            Title:  Director


                                         By /s/ Barbara Wong
                                            ------------------------------------
                                            Name:   Barbara Wong
                                            Title:  Associate



                                         MERRILL LYNCH CREDIT PRODUCTS LLC


                                         By /s/ Graham Goldsmith
                                            ------------------------------------
                                            Name:   Graham Goldsmith
                                            Title:  President


                                       4
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                                         THE BANK OF NEW YORK


                                         By /s/ Brendan T. Nedzi
                                            ------------------------------------
                                            Name:   Brendan T. Nedzi
                                            Title:  Senior Vice President



                                         GENERAL ELECTRIC CAPITAL CORPORATION


                                         By /s/ Karl Kieffer
                                            ------------------------------------
                                            Name:   Karl Kieffer
                                            Title:  Duly Authorized Signatory


                                         BARCLAYS


                                         By /s/ Steven Landzberg
                                            ------------------------------------
                                            Name:  Steven Landzberg
                                            Title:  Director



                                         LONGACRE MASTER FUND, LTD.


                                         By /s/ Steven S. Weissman
                                            ------------------------------------
                                            Name:   Steven S. Weissman
                                            Title:  Director



                                         PAMCO CAYMAN, LTD.


                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


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                                         PRESIDENT & FELLOWS OF HARVARD COLLEGE


                                         By: Regiment Capital Management, LLC
                                         as its Investment Advisor

                                         By: Regiment Capital Advisors, LLC
                                         its Manager and pursuant to delegated
                                         authority


                                         By /s/ Timothy S. Peterson
                                            ------------------------------------
                                            Name:   Timothy S. Peterson
                                            Title:  President



                                         REGIMENT CAPITAL, LTD


                                         By: Regiment Capital Management, LLC
                                         as its Investment Advisor

                                         By: Regiment Capital Advisors, LLC
                                         its Manager and pursuant to delegated
                                         authority


                                         By /s/ Timothy S. Peterson
                                            ------------------------------------
                                            Name:   Timothy S. Peterson
                                            Title:  President



                                         RESTORATION FUNDING CLO, LTD.


                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


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